Exhibit 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-46188, 333-71691, 333-47221 and
333-108038) of NBTY, Inc. and Subsidiaries of our report dated November 11, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
New York, New York
December 15, 2003